                                                                    EXHIBIT 99.1

                             JOINT FILING AGREEMENT

         By this Agreement, the undersigned agree that this Statement on
Schedule 13D being filed on or about this date, and any subsequent amendments thereto filed by any of us, with respect to the securities of Blue Square-Israel Ltd. is being filed on behalf of each of us.

DATED:   July 3, 2003

                                      BRONFMAN-ALON LTD.



                                      By:  /s/ David Wiessman
                                           -------------------------------------
                                           Name:    David Wiessman
                                           Title:   Director

                                      By:  /s/ Ron Hadassi
                                           -------------------------------------
                                           Name:    Ron Hadassi
                                           Title:   Director

                                      NISSAN ALON RETAIL HOLDINGS LTD.

                                      By:  /s/ David Wiessman
                                           -------------------------------------
                                           Name:    David Wiessman
                                           Title:   Director

                                      By:  /s/ Ron Hadassi
                                           -------------------------------------
                                           Name:    Ron Hadassi
                                           Title:   Director
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                                      NISSAN DOR CHAINS LTD.

                                      By:  /s/ David Wiessman
                                           -------------------------------------
                                           Name:    David Wiessman
                                           Title:   Director

                                      By:  /s/ Ron Hadassi
                                           -------------------------------------
                                           Name:    Ron Hadassi
                                           Title:   Director

                                      DOR FOOD CHAINS HOLDINGS LTD.

                                      By:  /s/ David Wiessman
                                           -------------------------------------
                                           Name:    David Wiessman
                                           Title:   Director

                                      DOR ENERGY (1998) LTD.

                                      By:  /s/ David Wiessman
                                           -------------------------------------
                                           Name:    David Wiessman
                                           Title:   Director

                                      ALON ISRAEL OIL COMPANY LTD.

                                      By:  /s/ David Wiessman
                                           -------------------------------------
                                           Name:    David Wiessman
                                           Title:   Director

                                      M.B.I.S.F. LTD.

                                      By:  /s/ Shalom Fisher
                                           -------------------------------------
                                           Name:    Shalom Fisher
                                           Title:   Director

                                      BRONFMAN-FISHER INVESTMENTS LTD.

                                      By:  /s/ Shalom Fisher
                                           -------------------------------------
                                           Name:    Shalom Fisher
                                           Title:   Director

                                      MATTHEW BRONFMAN

                                      By:  /s/ Matthew Bronfman
                                           -------------------------------------